UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

CARVANA CO.

(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 W. Rio Salado

Parkway

Tempe, Arizona 85281

(Address of principal executive offices, including zip code)

(480) 719-8809

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par value $0.001 Per Share	CVNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 21, 2019, Carvana Co. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Carvana Group, LLC, and Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives for the each of the underwriters named in Exhibit A thereto, in connection with a public offering (the “Shares Offering”) by the Company of a total of 4,200,000 shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) and the grant by the Company to the underwriters of a 30-day option to purchase all or any part of 630,000 additional shares of Common Stock. The offering was upsized from the previously announced 3,500,000 shares of Common Stock.

The Underwriting Agreement contains customary representations, warranties, covenants and conditions, and an agreement that the Company indemnify the Underwriters against certain liabilities that could be incurred in connection with the Shares Offering.

The Shares Offering is being made pursuant to an automatically effective Registration Statement on Form S-3ASR (File No. 333-231606) filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2019. A prospectus supplement relating to the Shares Offering has been filed with the SEC. The closing of the Shares Offering is expected to occur on May 24, 2019, subject to customary closing conditions.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01 Other Items.

On May 20, 2019, the Company issued a press release announcing the launch of the Shares Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference. On May 21, 2019, the Company issued a press release announcing the upsize and pricing of the Shares Offering. A copy of the press release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

On May 20, 2019, the Company issued a press release announcing a private offering (the “Notes Offering”) of $250.0 million of 8.875% senior notes due 2023 (the “new notes”). The new notes will be issued as additional notes under the indenture governing the outstanding $350.0 million in aggregate principal amount of 8.875% senior notes due 2023 that were issued on September 21, 2018 (the “existing notes”). A copy of the press release is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

The Company intends to use the net proceeds from the Shares Offering and the Notes Offering for general corporate purposes. The Company may use the net proceeds from the Shares Offering and the Notes Offering to partially repay borrowings under its floor plan facility until it identifies other specific uses.

The new notes, which will be guaranteed on a senior unsecured basis by the Company’s existing notes guarantors, are being offered only to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The new notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. The new notes and the existing notes are expected to trade fungibly with one another.

On May 21, 2019, the Company issued a press release announcing it had priced the Notes Offering. A copy of the press release is filed as Exhibit 99.4 to this Current Report and is incorporated herein by reference. The closing of the Notes Offering is expected to occur on May 24, 2019, subject to customary closing conditions.

The information contained in this Current Report, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the new notes or any other securities of the Company.

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the federal securities laws. These forward-looking statements reflect the Company’s current intentions, expectations or beliefs regarding the Notes Offering and the Shares Offering. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. There is no assurance that any forward-looking statements will materialize. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 21, 2019, among Carvana Co., Carvana Group, LLC, and Wells Fargo Securities, LLC and Citigroup Global Markets Inc., as representatives for the each of the underwriters named in Exhibit A thereto.

99.1	Press Release, dated May 20, 2019, announcing the Shares Offering.

99.2	Press Release, dated May 21, 2019, announcing the pricing of the Shares Offering.

99.3	Press Release, dated May 20, 2019, announcing the Notes Offering.

99.4	Press Release, dated May 21, 2019, announcing the pricing of the Notes Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Date: May 22, 2019	CARVANA CO.

	By:	/s/ Mark Jenkins
	Name:	Mark Jenkins
	Title:	Chief Financial Officer